                              President's Report
                               December 31, 1997



Dear Shareholder:

Before discussing this past year and taking a brief glimpse into the future, I would like to express my heartfelt appreciation to the most important component of the Timothy Plan - you our shareholder. Without you and the convictions that led you to invest in Timothy, all our efforts would be for naught! Thank you for your support and encouragement.

I am pleased to report that the Timothy message is finally reaching the hearts and minds of concerned Christians and other pro-life, pro-family investors throughout the land. As each of you probably know, our message is simple = There is a moral aspect to investing. We are also committed to the principle that you do not have to sacrifice investment return opportunities to achieve your moral objectives.

Since Timothy's birth four years ago, a couple of exciting new organizations (which nicely compliment our efforts) have entered the fray:

    The Institute for American Values Investing calculates the percentage of assets every mutual fund in the industry has invested in companies that actively support abortion, pornography, or non-traditional family lifestyles. They provide this research to hundreds of Christian brokers on a quarterly updated basis. This tool then enables these brokers to discuss real values-based investing with their clients. We subscribe to this service and would be delighted to run an analysis (free of charge) on any mutual fund you may own. Simply call us at 1-800-TIM-PLAN (1-800-846-7526).

    The National Association of Christian Financial Consultants (NACFC) has recently been formed to provide a network for Christian financial services professionals who are committed to operating their businesses biblically! This exciting new group will begin with about 200 charter members and should have quite an impact on our culture.

Finally, I am confident that you are pleased with the fine performance our new money management firm - Awad & Associates - turned in for us in 1997. Our hats are off to Jim Awad, who personally oversees Timothy Plan investments, and his entire staff. We look forward to an excellent year in 1998 and beyond under their capable direction. Please do not overlook Jim Awad's comments on the next page to get his perspective for the year ahead.

Thank you again for being part of our ever-growing family of concerned investors.

Yours in Christ,

/s/ Arthur D. Ally

Arthur D. Ally
President

                               Awad & Associates
                               Market Commentary

                               December 31, 1997



Dear Fellow Shareholders:

In our opinion, our fund had an excellent year. The return for Class A shares (without factoring front-end sales load) surpassed our comparative benchmark, the Russell 2000, for the year ended December 31, 1997.

Looking forward, we expect our good fortune to continue. We believe the requisite building blocks for long-term capital appreciation continue to exist in the stock market and in the domestic economy.

We continue to see significant cash flows into the equity markets, despite recent market volatility. Recent academic studies have suggested that individuals between the ages of 50 and 65 save a higher percentage of their income than any other age group. This demographic is growing rapidly and suggests continued demand for equity assets in the next twelve months. The available supply of stocks has declined slightly over the period 1990 through 1997 as the result of stock buybacks, such as the one announced by IBM in early November, and mergers, such as the recently announced acquisition of portfolio company Sano Corporation. This supply/demand imbalance suggests the possibility of higher equity valuations in the future.

The domestic economy continues to grow at a reasonable pace while the Federal Reserve appears to be vigilantly monitoring inflation. This combination of moderate economic growth with low inflation is leading to a lower budget deficit and lower long-term interest rates. We expect this trend to continue into 1998 suggesting, again, higher equity valuations.

While we continue to have a positive outlook for 1998, we remain ever mindful of the possibility of negative performance. We continue to search for high quality, growing companies with good balance sheets and high insider stock ownership. These are characteristics that should positively withstand the test of time. We maintain a regular dialogue with our portfolio companies to ensure we are fully aware of their progress.

We continue to have concentrations in health care, financial services, publishing and real estate industries. Within the health care industry, we believe assisted living facilities companies offer long-term promise as the aging of our population continues. The financial services industry encompassing brokerage, banking, insurance, money management, et.al. and the publishing industry continue to consolidate industries. Our focus has been on local and regional banks such as Doral Financial and IBS Financial and specialized publishers such as John Wiley & Sons, Inc. and Waverly, Inc., we believe to be attractive acquirees. Finally, we continue to selectively add REITs to our portfolio. REITs continue to offer generous yields, low volatility and capital appreciation potential.

We continue to be excited by the long-term prospects for our economy, stock market and fund. We look forward to serving you for years to come.

James D. Awad
Chairman

                            Schedule of Investments
                               December 31, 1997


------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 85.22%

                    Amusement & Recreation Services - 0.66%
14,500              Ascent Entertainment Group, Inc.*..............................................         $  150,437

                    Apparel and Accessory Stores - 1.31%
11,000              Shoe Carnival, Inc.*...........................................................             89,375
10,000              Syms Corp.*....................................................................            118,750
10,000              U.S. Vision, Inc.*.............................................................             88,750
                                                                                                               296,875

                    Building Constructions - 1.30%
11,000              Blount International Inc., Class A.............................................            293,562

                    Business Services - 9.43%
22,500              Comdisco, Inc..................................................................            752,344
18,000              Dynamic Healthcare Technologies, Inc.*.........................................             55,125
 5,000              Health Management Systems, Inc.*...............................................             29,688
 8,000              Information Resources, Inc.*...................................................            107,000
22,000              LanVision Systems, Inc.*.......................................................             99,000
24,000              Metrika Systems Corp.*.........................................................            366,000
 8,000              National Data Corp.............................................................            289,000
 8,000              ScanSource, Inc.*..............................................................            160,000
24,000              StarTek, Inc.*.................................................................            273,000
                                                                                                             2,131,157

                    Chemicals & Allied Products - 3.13%
11,000              Aviron*........................................................................            298,375
20,000              Lawter International, Inc......................................................            217,500
10,500              Mississippi Chemical Corp......................................................            191,625
                                                                                                               707,500

                    Depository Institutions - 2.65%
23,575              IBS Financial Corp.............................................................            416,983
 4,500              SIS Bancorp, Inc...............................................................            180,844
                                                                                                               597,827

                    Electric, Gas & Sanitary Services - 2.86%
20,000              Cadiz Land Company, Inc.*......................................................            171,250
18,000              New Horizons Worldwide, Inc.*..................................................            258,750
15,000              Philip Services Corp., ADR*....................................................            215,625
                                                                                                               645,625

                    Electronic Equipment & Components - 2.21%
19,500              Logic Works, Inc.*.............................................................            163,313
17,900              Network Long Distance, Inc.*...................................................            152,150
25,000              WPI Group, Inc.*...............................................................            184,375
                                                                                                               499,838

See accompanying notes to financial statements.

                            Schedule of Investments
                               December 31, 1997

------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - continued

                    Engineering, Accounting & Research Management - 1.92%
    53              Morrison Knudsen Corp. Warrants, 03/11/2003*...................................         $      152
15,500              Right Management Consultants, Inc.*............................................            197,625
12,000              Thermo BioAnalysis Corp.*......................................................            235,500
                                                                                                               433,277

                    Fabricated Metal Products - 2.57%
 3,000              Harsco Corp....................................................................            129,375
22,000              Material Sciences Corp.*.......................................................            268,125
17,000              Miller Industries, Inc.*.......................................................            182,750
                                                                                                               580,250

                    Food & Allied Products - 2.81%
13,000              Smithfield Foods, Inc.*........................................................            429,000
 9,000              Smucker (J.M.) Co., Class B....................................................            207,000
                                                                                                               636,000

                    Furniture & Fixtures - 3.78%
24,600              Falcon Products, Inc...........................................................            349,012
21,000              Furniture Brands International, Inc.*..........................................            430,500
 5,000              LADD Furniture, Inc.*..........................................................             75,000
                                                                                                               854,512

                    Health Services - 6.09%
 5,000              Alternative Living Services, Inc.*.............................................            147,812
10,000              American Retirement Corp.*.....................................................            200,000
27,000              ARV Assisted Living, Inc.*.....................................................            432,000
 4,200              Assisted Living Concepts, Inc.*................................................             82,950
26,500              Sun Healthcare Group, Inc.*....................................................            513,438
                                                                                                             1,376,200

                    Home Furnishings & Equipment - 1.94%
36,500              Heilig-Meyers Co...............................................................            438,000

                    Hotels & Other Lodging Places - 0.37%
 5,000              Servico, Inc.*.................................................................             84,375

                    Insurance Carriers - 0.52%
 7,000              Gryphon Holdings, Inc.*........................................................            117,250

                    Machinery & Computer Equipment - 6.99%
25,000              EA Industries, Inc.*...........................................................            173,437
15,000              ITEQ, Inc.*....................................................................            172,500
19,000              JLG Industries, Inc............................................................            268,375
 8,000              Middleby Corp.*................................................................             62,500
11,500              Printronix, Inc.*..............................................................            194,781
22,000              Thermo Optek Corp.*............................................................            338,250
 3,080              Thermo Vision Corp.*...........................................................             25,025
17,000              TransAct Technologies, Inc.*...................................................            189,125
25,000              3D Systems Corp.*..............................................................            154,688
                                                                                                             1,578,681

                            Schedule of Investments
                               December 31, 1997

------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - continued
                    Miscellaneous Manufacturing Industry - 1.01%
10,000              K2, Inc........................................................................         $  227,500

                    Photographic, Watches, Optical & Medical Goods - 10.46%
46,000              Angeion Corp.*.................................................................            126,500
22,000              Armor Holdings, Inc.*..........................................................            244,750
45,000              ATS Medical, Inc.*.............................................................            233,437
14,000              Cooper Companies, Inc.*........................................................            572,250
21,000              Fluke Corp.....................................................................            547,313
48,000              Somanetics Corp.*..............................................................            261,000
12,000              Thermedics, Inc.*..............................................................            196,500
10,000              ThermoQuest Corp.*.............................................................            181,250
                                                                                                             2,363,000

                    Printing & Publishing - 8.21%
14,000              Eltron International, Inc.*....................................................            423,500
15,000              Houghton Mifflin Co............................................................            575,625
 5,500              Waverly, Inc...................................................................            258,500
11,000              Wiley (John) & Sons, Inc., Class A.............................................            596,750
                                                                                                             1,854,375

                    Railroad Transportation - 1.50%
14,500              Genesee & Wyoming Inc., Class A*...............................................            338,938

                    Reits & Holding Companies - 10.96%
21,000              Alexander Haagen Properties, Inc...............................................            366,187
 5,000              Excel Realty Trust, Inc........................................................            157,500
15,000              Innkeepers USA Trust...........................................................            232,500
26,000              LTC Properties, Inc............................................................            539,500
16,000              Meridian Industrial Trust, Inc.................................................            408,000
 8,000              Mid-Atlantic Realty Trust......................................................            117,500
13,000              OMEGA Healthcare Investors, Inc................................................            502,125
11,000              United Dominion Realty Trust, Inc..............................................            153,313
                                                                                                             2,476,625

                    Rubber and Miscellaneous Plastics Products - 2.10%
19,500              Cooper Tire & Rubber Co........................................................            475,312

                    Textile Mill Products - 0.44%
 5,000              Culp, Inc......................................................................            100,000

                    Total Common Stocks (Cost $17,541,875).........................................         19,257,116

See accompanying notes to financial statements.

                            Schedule of Investments
                               December 31, 1997

-------------------------------------------------------------------------------------------------------------------------
Principal                                                                                                   Market  Value
Amount
-------------------------------------------------------------------------------------------------------------------------
                    Bonds - 1.34%
$   300,000         American Retirement Corp., 5.75%, 10/01/2002...................................         $   302,250

                    Total Bonds (Cost $301,800)....................................................             302,250
                    Short-Term Investments - 13.02%
  1,958,603         The Bank of New York Cash Reserve, 4.60%.......................................           1,958,603
    983,263         The Bank of New York Fidelity U.S. Treasury Portfolio III, 5.26%...............             983,263

                    Total Short-Term Investments (Cost $2,941,866).................................           2,941,866

                    Total Investmants (Cost $20,785,541)**99.58%...................................          22,501,232

                    Other Assets, Less Other Liabilities - 0.42%...................................              95,697

                    Net Assets --- 100.00%.........................................................         $22,596,929

*    Non-income producing security
**   Cost for Federal income tax purposes is $20,785,541 and net unrealized appreciation consists of:
                   Gross unrealized appreciation...................................................         $2,770,269
                   Gross unrealized depreciation...................................................         (1,054,578)
                     Net unrealized appreciation...................................................         $1,715,691


See accompanying notes to financial statements.

                      Statements of Assets and Liabilities
                               December 31, 1997


Description                                                                               Amount

ASSETS
   Investments in securities at market value (identified cost $20,785,541) (Note 1)...  $ 22,501,232
   Receivables:.......................................................................
     Dividends and interest...........................................................        36,433
     Capital stock sold...............................................................        71,331
   Deferred organization costs (Note 1)...............................................        15,052
   Due from Advisor (Note 3) .........................................................        10,942
   Other assets.......................................................................           413
             Total Assets.............................................................    22,635,403

LIABILITIES
   Capital stock redeemed.............................................................        11,693
   Accrued distribution expense (Note 3)..............................................         9,163
   Accrued service fee (Note 3).......................................................         2,282
   Accrued expenses...................................................................        15,336
             Total Liabilities........................................................        38,474

NET ASSETS............................................................................  $ 22,596,929

Class A Shares (Note 1):
   Net assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 914,727 shares outstanding) ...............................  $ 11,208,072

   Net asset value and redemption price per Class A Share
      ($11,208,072 / 914,727 shares)..................................................  $      12.25

   Offering price per share ($12.25 / 0.945) .........................................  $      12.96

Class B Shares (Note 1):
   Net assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 938,901 shares outstanding) ...............................  $ 11,388,857

   Net asset value and offering price per Class B Share
      ($11,388,857 / 938,901 shares)..................................................  $      12.13

   Redemption price per share ($12.13 * 0.95).........................................  $      11.52

SOURCE  OF NET ASSETS
   At December 31, 1997, net assets consisted of:
     Paid-in capital .................................................................    20,694,056
     Accumulated net realized gain on investments.....................................       187,182
     Net unrealized appreciation on investments.......................................     1,715,691

             Net Assets...............................................................  $ 22,596,929

See accompanying notes to financial statements.

                            Statement of Operations
                      For the Year Ended December 31, 1997



Description                                                                Amount

INVESTMENT INCOME
   Dividends.........................................................   $  172,686
   Interest..........................................................      131,990
   Other income......................................................        6,212
             Total Income............................................      310,888

EXPENSES
   Investment advisory fees (Note 3).................................      142,990
   Transfer agent fees...............................................       81,746
   Administration fees...............................................       65,386
   Distribution fees - Class B (Note 3)..............................       55,901
   Accounting fees...................................................       38,706
   Registration fees.................................................       33,780
   Distribution fees - Class A (Note 3)..............................       23,422
   Custodian fees....................................................       18,686
   Printing expense..................................................       15,816
   Amortization of organization costs (Note 1).......................       12,344
   Service fees - Class B (Note 3)...................................       11,758
   Auditing fees.....................................................        9,000
   Insurance expense.................................................        2,343
   Miscellaneous expense.............................................          250
             Total Expenses..........................................      512,128
                Expenses waived and reimbursed by Advisor (Note 3)...     (193,945)
             Net Expenses............................................      318,183
             Net Investment Loss.....................................       (7,295)


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions......................    2,264,075
   Net change in unrealized appreciation of investments..............      796,018
             Net realized and unrealized gain on investments.........    3,060,093
             Net increase in net assets resulting from operations....   $3,052,798

See accompanying notes to financial statements.

                      Statements of Changes in Net Assets
                               December 31, 1997



Description                                                                 Year Ended        Year Ended
                                                                        December 31, 1997  December 31, 1996
OPERATIONS
   Net investment income (loss).........................................   $    (7,295)   $    84,542
   Net realized gain on investments.....................................     2,264,075        164,422
   Net change in unrealized appreciation of investments.................       796,018        903,008
      Net increase in net assets resulting from operations..............     3,052,798      1,151,972

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income:
          Class A.......................................................             0        (66,939)
          Class B.......................................................             0        (23,283)
   Distributions from net capital gains:
          Class A.......................................................    (1,122,228)             0
          Class B.......................................................    (1,119,087)             0
   Net decrease in net assets resulting from distributions..............    (2,241,315)       (90,222)

CAPITAL SHARE TRANSACTIONS
   Shares sold:.........................................................
          Class A.......................................................     2,955,444      2,096,319
          Class B.......................................................     6,742,913      3,317,594
   Shares redeemed:.....................................................
          Class A.......................................................    (1,215,244)    (1,323,483)
          Class B.......................................................      (541,565)      (302,910)
   Shares reinvested:...................................................
          Class A.......................................................     1,075,532         63,849
          Class B.......................................................     1,079,174         22,639
   Increase in net assets derived from capital share transactions (a)...    10,096,254      3,874,008

           Total increase in net assets.................................    10,907,737      4,935,758

NET ASSETS
   Beginning of year....................................................    11,689,192      6,753,434

   End of year (including undistributed net investment income...........
   of $0 and $0, respectively)..........................................   $22,596,929    $11,689,192

   (a) Transactions in capital stock were:
        Shares sold:
              Class A...................................................       232,439        201,664
              Class B...................................................       542,712        314,924
       Shares redeemed:
              Class A...................................................       (96,627)      (126,226)
              Class B...................................................       (43,891)       (28,244)
       Shares reinvested:
              Class A...................................................        88,668          5,687
              Class B...................................................        89,856          2,022
              Increase in shares outstanding............................       813,157        369,827

See accompanying notes to financial statements.

                         Financial Highlights - Class A

    The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.



 Description                                          For the       For the      For the       For the
                                                    Year Ended    Year Ended    Year Ended    Year Ended
                                                      December      December    December       December
                                                      31, 1997      31, 1996    31, 1995       31, 1994*
Net Asset Value, Beginning of Period.............   $  11.24     $ 10.07       $  9.66         $  10.00
   Income From Investment Operations:
   Net investment income.........................       0.02        0.10          0.11             0.06
   Net gains (losses) on securities
      (both realized and unrealized).............       2.37        1.17          0.66            (0.34)
        Total from investment operations.........       2.39        1.27          0.77            (0.28)
   Less Distributions:
      Distributions from net investment income...       0.00       (0.10)        (0.11)           (0.06)
      Distributions from net capital gains.......      (1.38)       0.00         (0.25)            0.00
             Total distributions.................      (1.38)      (0.10)        (0.36)           (0.06)

Net Asset Value, End of Period...................   $  12.25     $ 11.24       $ 10.07         $   9.66

Total Return.....................................      21.35%/1/   12.59%         7.93%           (2.84%)

Ratios/Supplemental Data
   Net assets, end of period (in 000s)...........   $ 11,208     $ 7,760       $ 6,133         $  2,217
   Ratio of expenses to average net assets:
        Before expense reimbursement.............       2.75%       3.70%         5.84%           18.62%/2/
        After expense reimbursement..............       1.60%       1.60%         1.60%            1.60%/2/
   Ratio of net investment income (loss)
     to average net assets:
        Before expense reimbursement.............      (0.90%)     (1.05%)       (2.96%)         (15.49%)/2/
        After expense reimbursement..............       0.25%       1.05%         1.28%            1.53%/2/
   Portfolio turnover rate.......................     136.36%      93.08%        34.12%            8.31%
   Average commission rate paid..................   $ 0.0580     $ 0.0593         N/R/3/           N/R/3/

* Class A Shares commenced investment operations on March 21, 1994.

/1/    Total return calculation does not reflect sales load.
/2/    Annualized.
/3/    Not Required.

See accompanying notes to financial statements.

                         Financial Highlights - Class B

    The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.



Description                                      For the Year    For the Year    For the Year
                                                    Ended           Ended           Ended
                                                   December 31,    December 31,    December 31,
                                                     1997            1996            1995
Net Asset Value, Beginning of Period..........   $  11.22        $  10.08        $  10.49

   Income From Investment Operations:
   Net investment income (loss)...............      (0.03)           0.07            0.11
   Net gains (losses) on securities
      (both realized and unrealized)..........       2.32            1.14           (0.16)
        Total from investment operations......       2.29            1.21           (0.05)
   Less Distributions:
      Distributions from net investment income       0.00           (0.07)          (0.11)
      Distributions from net capital gains....      (1.38)           0.00           (0.25)
             Total distributions..............      (1.38)          (0.07)          (0.36)

Net Asset Value, End of Period................   $  12.13        $  11.22        $  10.08

Total Return..................................      20.50%/1/       11.98%/1/       (0.46%)/1/

Ratios/Supplemental Data
   Net assets, end of period (in 000s)........   $ 11,389        $  3,929        $    620
   Ratio of expenses to average net assets:
        Before expense reimbursement..........       3.41%          4.30%            6.44%/2/
        After expense reimbursement...........       2.26%          2.20%            2.20%/2/
   Ratio of net investment income (loss)
     to average net assets:
        Before expense reimbursement..........      (1.56%)        (1.65%)          (3.56%)/2/
        After expense reimbursement...........      (0.41%)         0.45%            0.68%/2/
   Portfolio turnover rate....................     136.36%         93.08%           34.12%
   Average commission rate paid...............   $  0.0580       $ 0.0593            N/R/3/

* Class B Shares commenced investment operations on August 25, 1995.

/1/    Total return calculation does not reflect redemption fee.
/2/    Annualized.
/3/    Not Required.

See accompnaying notes to financial statements.

                         Notes to Financial Statements
                               December 31, 1997

Note 1 - Significant Accounting Policies

The Timothy Plan (the "Fund" ) is organized as a series Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund's primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and ADRs while abiding by ethical standards established for investments by the Fund. The Fund currently consists of one series comprised of two separate classes of shares (Class A shares and Class B shares) which vary with respect to sales charges, distribution costs, voting rights and dividends. Prior to September 22, 1997, Class A and Class B shares were known as the Institutional Class and Retail Class, respectively. Effective September 22, 1997, Class A changed its load structure from no-load to a front-end sales load, and Class B shares changed from a front end-sales load to a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at cost plus accrued interest which approximates market value.

B. Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Net Asset Value Per Share. Net asset value per share of the capital stock of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. Net Asset Value is calculated separately for each class of the Fund based on expenses applicable to a particular class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

D. Organization Costs. Organization costs are being amortized on a straight line basis over five years from inception.

E. Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities
Purchases and sales of securities, other than short-term investments, aggregated $27,264,508 and $19,303,970 respectively, for the year ended December 31, 1997.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, LTD., ("TPL") is the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement") effective March 21, 1994, as amended August 28, 1995. Under the terms of the Agreement, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. TPL has voluntarily agreed to waive its fees to the extent total annualized expenses, inclusive of distribution expenses, exceed 1.60%, with respect to Class A, and 2.35%, with respect to Class B, of the Fund's average daily net assets. For the year ended December 31, 1997, advisory fees of $137,459 were waived by TPL and TPL reimbursed the Fund $56,486.

                         Notes to Financial Statements
                               December 31, 1997


Effective July 1, 1997, the Fund engaged TPL to act as sole underwriter and accordingly revised the distribution plans (the "Plans") on behalf of each class pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The revised Plans provide that the Fund will reimburse TPL or others for expenses actually incurred in the promotion or distribution of shares. Under the Class A Plan, the Fund will reimburse TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class B Plan, the Fund will reimburse TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee, of the average daily net assets attributable to such class of shares. For the period from July 1, 1997 to December 31, 1997, the Fund reimbursed TPL $58,563 for distribution costs incurred.

Prior to July 1, 1997, FPS Broker Services, Inc. ("FPSB") acted as sole underwriter to the Fund and the previous plans provided that the Fund would reimburse FPSB or others for expenses actually incurred in the promotion and distribution of shares at the same annual rates noted above. For the period January 1, 1997 to June 30, 1997, the Fund reimbursed FPSB $32,518 for distribution costs incurred. Certain Officers and Trustees of the Fund are affiliated persons of TPL.

Note 4 - Special Meeting of Shareholders (unaudited)

A special meeting of shareholders was held on January 31, 1997, to elect the seven members to the Board of Trustees, to vote on a new sub-investment advisory agreement among the Fund, Timothy Partners, LTD., and Awad & Associates, a division of Raymond James & Associates, Inc., and to vote on a revised 12b-1 distribution plan on behalf of Class B only. The results were as follows:

For the election of the seven members to the Board of Trustees:

                                         Votes for            Votes Withheld
Arthur D. Ally                             514,374                 9,727
Joseph E. Boatwright                       514,638                 9,463
Daniel D. Busby                            514,839                 9,462
Philip B. Crosby                           514,537                 9,564
Wesley W. Pennington                       514,840                 9,261
Mark Schweizer                             514,840                 9,261
Jock M. Sneddon        514,537               9,564

For the election of the new sub-investment advisory agreement:

Grant:                          512,562
Withhold:                        11,539

For the election of the revised 12b-1 distribution plan on behalf of Class B only:

Grant:                          166,112
Withhold:                         4,272

At a meeting held March 4, 1997, the Board of Trustees appointed a new independent Trustee to fill the vacancy created by the death of Mr. Mark Schweizer. Following a review of possible candidates, the current independent Trustees nominated and the full Board subsequently elected Mr. Scott Fehrenbacher as a Trustee, to serve in such capacity, unless earlier removed or until the election and qualification of his successor.

                        Federal Tax Status of Dividends
                                  (unaudited)



The following information represents the tax status of dividends and distributions paid by The Timothy Plan during the fiscal year ended December 31, 1997. The information is presented to meet regulatory requirements.

Of the $1.376 per share paid to you in cash or reinvested into your account for the fiscal year ended December 31, 1997, $1.114 was derived from short-term capital gains, $0.241 from capital gains taxable at a maximum rate of 28%, and $0.021 from capital gains taxable at a maximum rate of 20%.

Further reporting instructions will be included with your 1099-DIV forms.



                        Timothy Plan Performance Graphs
                       Illustration of $10,000 Investment

                                          The Timothy Plan
                Russell 2000 Index           Class A          S&P 500 Index
3/21/94         10,000.00                 9,450.00           10,000.00
6/94             8,933.05                 9,005.85            9,604.80
9/94             9,521.54                 9,289.35           10,073.91
12/94            9,307.41                 9,181.27           10,071.81
3/95             9,694.41                 9,361.86           11,051.35
6/95            10,544.26                 9,837.08           12,104.94
9/95            11,538.72                10,036.67           13,066.28
12/95           11,746.53                 9,909.08           13,852.38
3/96            12,296.74                10,263.33           14,595.67
6/96            12,885.61                10,469.97           15,249.89
9/96            12,877.43                10,401.09           15,721.38
12/96           13,480.43                11,156.50           17,030.66
3/97            12,735.05                11,077.09           17,488.23
6/97            14,735.49                12,595.72           20,539.12
9/97            16,871.26                13,895.99           22,077.34
12/97           16,246.70                13,538.28           22,711.09

                          Average Annual Total Return
                    1 Year: 14.67%   Since Inception: 8.34%

Past performance is not indicative of future results.

Note 1: Effective September 22, 1997, Class A began charging a front-end sales charge on purchases. This front-end sales charge is reflected in the returns.

Note 2: The Russell 2000 has been determined to be the most appropriate index to be used for comparative purposes. In the future, the Russell 2000 will be the only index compared to the Fund.

                                          The Timothy Plan
                Russell 2000 Index           Class B          S&P 500 Index
8/25/95         10,000.00                10,000.00           10,000.00
9/95            10,197.79                10,066.73           10,447.89
12/95           10,381.46                 9,954.12           11,076.46
3/96            10,867.72                10,299.75           11,670.80
6/96            11,388.16                10,487.38           12,193.92
9/96            11,380.93                10,398.50           12,570.92
12/96           11,913.85                11,147.05           13,617.83
3/97            11,255.09                11,057.64           13,983.71
6/97            13,023.06                12,528.02           16,423.22
9/97            14,910.63                13,799.70           17,653.19
12/97           14,358.65                13,131.85           18,159.94

                          Average Annual Total Return
                    1 Year: 15.50%   Since Inception: 12.27%

Past performance is not indicative of future results.

Note 1: The Fund returns are net of the CDSC charge placed on redemptions. Effective September 22, 1997, Class A began charging a front-end sales charge on purchases. This front-end sales charge is reflected in the returns.

Note 2: As of September 22, 1997 a front-end sales load was no longer placed on purchases. For fiscal years prior to that date, a front-end sales load would have affected the performance of the Fund.

Note 3: The Russell 2000 has been determined to be the most appropriate index to be used for comparative purposes. In the future, the Russell 2000 will be the only index compared to the Fund.

                Report of Independent Certified Public Accounts



Board of Trustees and Shareholders
The Timothy Plan
Winter Park, Florida


We have audited the accompanying statement of assets and liabilities of The Timothy Plan, including the schedule of investments, as of December 31, 1997 and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period March 21, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Timothy Plan as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period March 21, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.

                                          /s/ Tait, Weller & Baker


Philadelphia, Pennsylvania
January 16, 1998

The Timothy Plan
1304 West Fairbanks Avenue
Winter Park, FL 32789

Board of Trustees
Arthur D. Ally
Joseph E. Boatwright
Daniel D. Busby
Philip B. Crosby
Scott Fehrenbacher
Wesley W. Pennington
Jock M. Sneddon

Officers
Arthur D. Ally,  President
Joseph E. Boatwright,  Secretary
Wesley W. Pennington,  Treasurer

Investment Advisor
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

Distributor
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

Transfer Agent
FPS Services, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, PA  19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103

For additional information or a prospectus, please call:
1-800-846-7526

Visit the Timothy Plan web site on the Internet at:
www.timothyplan.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.



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 Annual Report

December 31, 1997